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                                                                   EXHIBIT 10.12

                                  [QWEST LOGO]

                          SWITCHLESS RESELLER AGREEMENT

THIS SWITCHLESS RESELLER AGREEMENT (this "Agreement") is entered into by and between Qwest Communications Corporation ("Qwest"), with principal offices at 4250 North Fairfax Drive, Arlington, Virginia 22203 and Shared Communications Services, Inc. (the "Customer"), an authorized and certificated common carrier subject to the Communications Act of 1934, as amended, with principal offices at 3723 Fairview Industrial Drive, SE., Salem, Oregon 97302 (Qwest and Customer are sometimes referred to herein collectively as the Parties and individually as the Party).

1.      SCOPE OF AGREEMENT

        Qwest will provide to Customer and Customer will purchase from Qwest certain Qwest domestic and international long distance services described in the Exhibits hereto (the "Service" or "Services") provided pursuant to Qwest/LCI Tariff F.C.C. No. 1, Qwest/LCI Tariff F.C.C. No. 2, and applicable state tariffs (collectively, "Tariff(s)"), which are on file with the Federal Communications Commission ("FCC") and applicable state regulatory bodies. The Tariffs may be modified from time to time by Qwest in accordance with law and thereby affect the Service(s) furnished Customer. To the extent applicable to the furnishing of Qwest Services hereunder, the Tariff, as amended from time to time, is hereby incorporated herein and made a part hereof, except that the following terms and conditions shall supplement or, to the extent inconsistent, supersede Tariff terms and conditions and shall remain in effect throughout the service term, as hereinafter defined.

2.      MONTHLY MINIMUM COMMITMENT

        Along with all other services Customer procures and uses from Qwest, including those under a certain Carrier Service Agreement, Customer's Monthly Revenue shall equal or exceed [*] each billing month under the term of this Agreement following a [*] (collectively, the "Monthly Commitment") under and during the Term of this Agreement. "Monthly Revenue" shall mean Customer's total monthly recurring and usage charges, after applicable discounts are applied, for Qwest services outlined in Exhibit A based upon rates shown therein and applied in accordance with Section 3 of this Agreement, exclusive of taxes, surcharges, and installation charges. In the event Customer fails to meet its Monthly Commitment in any month under this Agreement Customer will be required to pay the shortfall between that Monthly Commitment and the actual Monthly Revenue incurred by Customer.

3.      SERVICE RATES AND TERMS

        (A) Qwest service rates and terms are shown and described in Exhibit A. All discounts will be calculated based on total domestic and international usage and are applied to interstate usage charges, except the discount may not exceed the total interstate usage charge incurred in any month. If Customer does not maintain its Monthly Commitment as set forth above, the terms and conditions of Exhibit A shall apply.


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                         SWITCHLESS RESELLER AGREEMENT

        (B) Qwest reserves the right to change international rates upon five (5) calendar days notice and, domestic rates and Services described herein and in Exhibit A at any time upon thirty (30) calendar days prior written notice. Rate decreases and the offering of additional services may, in Qwest's sole discretion, be effective immediately upon or as of a date specified in a written notification to the Customer.

        (C) In the event that any regulatory agency, legislative body or court of competent jurisdiction promulgates regulations or modifies existing ones including, without limitation, regulations regarding payphone compensation, access charges and/or universal service ("Regulatory Activity"), Qwest reserves the right, at any time and upon written notice, to: (i) pass through to Customer all, or a portion of, any charges or surcharges directly or indirectly related to such Regulatory Activity; or (ii) modify the rates, including any rate guarantees, and/or other terms and conditions contained in this Agreement and/or the Tariff to reflect the impact of such Regulatory Activity.

        (D) Rates for Private Line Services and Services requiring dedicated access do not include installation, access and access-related charges, which are additional.

        (E) Customer shall pay all applicable federal, state and local taxes and surcharges unless and until Customer submits valid tax exemption certificates for an applicable tax. Credits or refunds of tax payments will not be issued to Customer for usage prior to the submission of tax exemption certificates.

        (F) Customer shall have the right to terminate this Agreement, in whole or in part, in the event of any material increase in rates for Services utilized by Customer, without penalty or fee.

4.      CUSTOMER SERVICE AND BILLING

        (A) Customer acknowledges and agrees that it shall provide all billing, inquiry, and customer service to its own customers or end-users (the "End-Users"). Qwest shall only be obligated to provide customer service and services to Customer.

        (B) Qwest will use commercially reasonable efforts to provide accurate bills and call detail to Customer on a monthly basis. The billing formats will be those available from time to time by Qwest, and are subject to change. There may be additional charges for certain billing formats requested by Customers.

5.      REPRESENTATION

        Customer shall not use any trademark, service mark, brand name or any other intellectual property of Qwest or any Qwest affiliate without Qwest's prior written consent. In no event shall Customer represent or state to End Users or prospective End Users that it has any relationship with Qwest other than an agreement to resell Qwest's services. Customer shall promptly and fully cooperate with Qwest to address and resolve all issues, problems, administrative procedures, End User complaints, regulatory investigations or inquiries, or any other circumstances arising from Customer's use or resale of Qwest Services.

6.      FINANCIAL RESPONSIBILITY, PAYMENT AND SECURITY

        Customer acknowledges that the Qwest invoices for services used by Customer (the "Invoices") are due upon receipt. Any payment received by Qwest later than thirty (30) calendar days after the



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                          SWITCHLESS RESELLER AGREEMENT

      date of the invoice (the "Due Date") shall be subject to an interest charge on delinquent amounts at the rate of [*] of the late payment per month or the maximum lawful rate allowable under applicable state law, whichever is lower. Any applicable federal, state or local use, excise, sales or privilege taxes, duties, levies or similar liabilities, chargeable to or against Qwest because of the Service provided Customer shall also be charged to and payable by Customer. If full payment is not made when due, Qwest, in its sole discretion, shall have the right, after Qwest has given written notice to Customer, to suspend all or any part of the Service until such time as Customer has paid all unpaid balances (including interest), or to terminate all or any part of the Service. During any such suspension, and upon any such termination, no service interruption shall be deemed to occur. Customer acknowledges that it may not withhold any sums invoiced by Qwest for actual calls made by Customer including, without limitation, calls made by Customer's End Users and/or unauthorized third Parties (e.g., fraudulent calls) and charges to Customer's Qwest account(s). Customer will be responsible for full payment of all charges as reflected on any Qwest billing statement. Independent of Customer's payment obligations set forth in this section, Customer must notify Qwest within sixty (60) days of the invoice date of any contested or disputed amount concerning charges as they appear on the Qwest billing statement. Customer's notification of any contested or disputed amount must be in writing and sent to: 4650 Lakehurst Court, Dublin, Ohio 43017 or to (614) 798-6460 by facsimile with duplicate notification to follow via regular U.S. Mail or overnight delivery. Written notification must be accompanied with a detailed written support, for any service interruption credit or other credit to which Customer believes itself entitled, and Qwest and Customer will promptly address and attempt to resolve the claim. Qwest, in its sole discretion exercised in good faith, may reject such documentation and/or explanation as inadequate and so notify Customer. The Customer shall then be entitled to a period of ten (10) additional business days to provide to Qwest additional documentation. If Qwest rejects this additional documentation, then the disputed portion of the bill shall be paid by Customer within ten (10) business days of Customer's receipt of Qwest's notice of inadequacy. If Qwest and Customer are unable to resolve any such claim, the matter may be submitted to arbitration pursuant to Section 26(A) - (E). All credits or adjustments for service outages will be made pursuant to applicable provisions of Qwest/LCI's Tariff F.C.C. No. 1 and Tariff F.C.C. No. 2 and applicable state tariffs which are on file with the Federal Communications Commission and applicable state regulatory bodies and which may be modified from time to time by Qwest in accordance with law. In consideration of the discounts offered by Qwest pursuant to this Agreement, with respect to any unpaid balance(s) owed by Customer to Qwest, Qwest shall have the right to offset such unpaid balance(s) from any amounts that Qwest owes to Customer and any of its affiliates.

      (C) Customer shall also provide and/or execute any additional collateral security document(s), including, an irrevocable letter of credit, a cash deposit, or a prepaid invoice amount, as may be required by Qwest, in Qwest's sole and reasonable judgment, if there is a material change in circumstances of Customer's actual or anticipated usage hereunder or Customer's financial condition during any time that Customer uses the Service.

7.    TERM

      The term of this Agreement shall begin on the Effective Date (defined as the date this Agreement is signed by an authorized officer of Qwest) and, subject to Section 2 above, will continue for a period of twelve (12) months after such date (the "Initial Term"); provided, however, that Qwest shall execute this Agreement as soon as possible following Customer's execution hereof, but in no event later than thirty (30) calendar days following Customer's execution. The Agreement shall be renewed, thereafter, on a monthly basis ("Renewal Term") at the Qwest standard rates in effect at the time of renewal until either Party provides the other Party with at least thirty (30) calendar days prior written notice of its intent to terminate this Agreement.

                        QWEST CONFIDENTIAL AND PRIVILEGED

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                          SWITCHLESS RESELLER AGREEMENT

8.    OBLIGATIONS UPON EXPIRATION OR TERMINATION OF TERM OR RENEWAL TERM

      Upon expiration or termination of this Agreement, Customer shall pay all outstanding balances in accordance with Section 6 of this Agreement. Upon expiration or termination of this Agreement, Customer shall be fully subject to all terms and conditions, including standard tariffed rates, set forth in the Qwest/LCI Tariff for services received by Customer after such date.

9.    EARLY TERMINATION

      (A) Customer shall have the right to terminate this Agreement during the initial term upon payment of an amount equal to the [*], or a pro rata portion thereof for any partial month, for each month remaining in the Initial Term of this Agreement; notwithstanding the foregoing, Customer shall not be liable for the early termination charges set forth herein in the event of an increase of a rate which materially affects Customer's Services, as set forth under Section 3(A) of this Agreement or if Qwest fails to provide Customer with accurate billing tapes.

      (B) Either Party may terminate this Agreement without liability or further obligation, except for unpaid charges as of the effective date of such termination, if Qwest is prohibited from furnishing the Service or if any material rate or term contained herein is substantially changed by order of the highest court of competent jurisdiction to which the matter is appealed, the FCC, or any other federal, state or local government authority.

      (C) In addition, Customer represents, warrants and covenants that it understands that Qwest may, at any time, with written notice to Customer but without notice to End User(s), discontinue providing service to Customer in accordance with the terms of the Qwest/LCI Tariff and this Agreement and that such discontinuance may result in termination of service to the End User(s).

      (D) Notwithstanding the foregoing, and without affecting Qwest's right to compensation accrued prior to the termination date, Qwest, without waiving any rights set forth in this Agreement or the Qwest/LCI Tariff, retains the right to terminate this Agreement immediately and without written notice, under any of the following circumstances:

            (i) Customer becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations;

            (ii) Material change in Customer's ownership without written consent of Qwest, which consent shall not be unreasonably withheld; or

            (iii) Customer's failure to abide by all terms of Section 6 hereof, including, without limitation, Customer's failure or refusal to provide additional security or payment upon Qwest's request, for any unethical or illegal acts on the part of Customer, its officers, directors, employees, contractors, agents, or servants;

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                          SWITCHLESS RESELLER AGREEMENT

            (iv) for any Customer breach of a material term or provision of this Agreement. Termination of this Agreement shall not affect Qwest's right to compensation accrued prior to the termination date; or

      (E) Customer may terminate this Agreement without termination fee or charge upon Qwest's material breach of its obligations under this Agreement.

10.   Default

      It shall be a default under this Agreement, if Customer fails to pay Qwest in accordance with Section 6 of this Agreement. Upon default under this
      Section 10, Qwest shall be entitled to all rights and remedies under the Qwest/LCI Tariff and other applicable law in addition to all rights and remedies available to Qwest under this Agreement.

11.   Liability

      (A) OTHER THAN AS SET FORTH IN QWEST'S TARIFFS, IN NO EVENT SHALL QWEST, ITS AFFILIATES OR ITS CONTRACTORS BE LIABLE TO CUSTOMER OR ANY OTHER PERSON, FIRM OR ENTITY IN ANY OTHER RESPECT, FOR ANY DAMAGES, EITHER DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, ACTUAL, OR PUNITIVE DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER EVEN IF FORESEEABLE, ARISING OUT OF ANY MISTAKE, ACCIDENT, ERROR, OMISSION, INTERRUPTION, OR DEFECT IN TRANSMISSION, OR DELAY ARISING OUT OF OR RELATING TO THE SERVICES OR THE OBLIGATIONS OF QWEST PURSUANT TO THIS AGREEMENT AND ANY EXHIBITS THERETO INCLUDING, WITHOUT LIMITATION, ANY FAILURE TO PROVIDE BILLING TAPES WHICH ARE COMPATIBLE WITH CUSTOMER'S BILLING SYSTEM(S), OR ANY FAILURE TO TIMELY OR ACCURATELY PROVISION OR INSTALL ANY PORTION OF THE SERVICES, OR CONDITIONS WHICH MAY RESULT FROM ACTIONS BY REGULATORY OR JUDICIAL AUTHORITIES OR OTHER CARRIERS THAT QWEST RELIES ON TO PROVIDE SERVICE TO CUSTOMER. QWEST MAKES NO WARRANTY WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF THE SERVICE OR LOCAL ACCESS OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES BY QWEST ARE HEREBY EXCLUDED AND DISCLAIMED. FOR PURPOSES OF THIS SECTION, THE TERM "QWEST" SHALL BE DEEMED TO INCLUDE QWEST, ITS EMPLOYEES, OFFICERS, DIRECTORS AND AFFILIATES, AND ANY PERSON OR ENTITY ASSISTING QWEST IN ITS PERFORMANCE OR OBLIGATIONS UNDER THIS AGREEMENT.

      (B) If necessary to provision the Qwest Services to Customer, Qwest will install orders of Customer into the Qwest account system. Such installation shall be within a reasonable time and after receipt of such order by Qwest from Customer. Such installation may be by direct data transfer from Customer into the Qwest system or may be by manual installation. In the normal course of its business, Qwest will notify the Local Exchange Carrier ("LEC") of the orders that have been installed into the Qwest system. If the records of the LEC and those supplied to Qwest by Customer do not coincide in every respect, the LEC may reject the order installation from Qwest. In such event, if the End User has converted to Qwest service by the LEC for another reason, the End User will be billed by the LEC for any use of Qwest telecommunications services, the End User will receive Qwest Services at Qwest standard tariffed rates, and Qwest will receive the revenue from any use of the Qwest Services. If the LEC, for whatever reason, has not

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                         SWITCHLESS RESELLER AGREEMENT

      designated Qwest as each End User's PIC, the End User will be billed in accordance with the records of the LEC. The Parties will use reasonable efforts to notify the other Party of any rejection of order installation by the LEC. Customer is responsible for determining the correct information for reinstallation of the order. Customer shall protect, indemnify, defend, and hold harmless Qwest from and against any claim of any person or entity regarding PIC changes or the failure to effect PIC changes. Customer understands that Qwest shall have no liability for any acts or omissions of LECs, including the making or failure to make PIC changes.

12.   Relationship

      Neither Party shall have authority to bind the other by contract or otherwise make any representations or guarantees on behalf of the other. Both Parties acknowledge and agree that the relationship arising from this Agreement does not constitute an agency, joint venture, partnership, employee relationship or franchise. Customer acknowledges and agrees that it is an independent contractor.

13.   Assignment or Sale

      This Agreement shall be binding on Qwest and Customer and their respective affiliates, successors, and assigns. Customer shall not assign, sell or transfer this Agreement or the right to receive the Services provided hereunder, whether by operation of law or otherwise, without the prior written consent of Qwest. Qwest may terminate this Agreement in the event of a change in control of Customer without Qwest's prior written consent, which consent shall not be unreasonably withheld by Qwest.

14.  PIC Authorizations

      (A) Customer shall obtain a signed or verbal interexchange carrier ("PIC") authorization with true third Party verification and archived recordings according to state or FCC guidelines for each ANI ordered by Customer. Upon an oral or written request by Qwest, Customer shall immediately produce a copy of the written or verbal authorization. Qwest reserves the right not to process or turn up ANIs until Customer has produced appropriate written or verbal authorizations requested by Qwest. If Customer does not comply with the request for PIC authorizations, Qwest reserves the right not to accept additional ANIs until Customer complies.

      (B) If Customer elects to provide only direct dial (or so-called "1+") services, and Qwest will act as the interexchange carrier ("IXC") for operator-assisted (or so-called "0+") traffic generated by Customer's end users, Customer agrees where appropriate to inform its end users that it:

            (i) designates Qwest as its primary carrier for 0+ operator assisted intraLATA long distance services;"

            (ii) designates Qwest as its primary carrier for 0+ operator assisted interLATA long distance services;" or

            (iii) designates Qwest as its primary carrier for 0+ operator assisted intraLATA and interLATA long distance services."

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                          SWITCHLESS RESELLER AGREEMENT

      (C) in the event an LEC or any regulatory entity assesses Qwest any charge, fine, forfeiture, or fee for improper or inadequate PIC authorizations relating to Customer's service, Customer shall promptly reimburse Qwest for all such charges plus a Qwest management fee of [*] per ANI ordered by Customer that is deemed to lack proper service authorization or PIC verification.

      (D) Upon the request of Qwest, Customer shall promptly provide to Qwest or the LEC, at Customer's expense, any documentation required by the LEC regarding PIC selections or authorizations from Customer's End Users. In addition, Customer shall promptly and in good faith cooperate with Qwest and all LECs in investigating and attempting to resolve all PIC selection and authorization disputes.

      15.   Reporting Requirements

            Where reporting obligations or requirements are imposed upon Qwest by any third Party or regulatory agency that can be satisfied by Customer, Customer agrees to comply with such requirements and obligations and to hold Qwest harmless for any failure of compliance with any such requirement or obligation.

      16.   Governing Law, Certifications and Warranties

      (A) Customer understands that Qwest in conducting its business in the manner set forth herein, is subject to the Communications Act of 1934, as amended, and as interpreted and applied by the Federal Communications Commission. All terms of this Agreement not subject to the Communications Act of 1934 as amended and as interpreted and applied by the Federal Communications Commission will be interpreted according to New York law, without regard to its conflicts of law provisions. Any cause of action Customer may have with respect to a breach of this Agreement must be commenced within one (1) year after the claim or cause of action arises or such claim or cause of action is barred.

      (B) If service is provided solely within a single state in a manner which subjects the Service to regulation by such state, then the terms and conditions of such Service and of this Agreement shall be subject to such regulations and to any Agreement to this Agreement relating thereto which is delivered by Qwest to Customer. Customer shall have the right to terminate this Agreement within ten (10) days of receipt of such Agreement without further liability hereunder.

      (C) Customer certifies and warrants that it is in compliance with and will continue to be in compliance with all international, federal, state and local laws and regulations relating to its performance under this Agreement. Customer is solely responsible for obtaining all licenses, approvals, and regulatory authority for its operation and the provision of services to its End Users. Any breach of the obligations of Customer under this Section shall be a material breach of this Agreement. If Customer does not comply with this Section, in addition to any remedies available to Qwest at law or in equity, Qwest, in its sole discretion, may elect to decline to accept additional orders under this Agreement or may immediately terminate this Agreement without further liability or obligation to Customer.

      (D) The Services are provided on an "as is" and "as available" basis without warranties of any kind, either express or implied.

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17.   Terms and Conditions Surviving Termination or Expiration of Agreement

      The terms and conditions of the Qwest/LCI Tariff along with Section 6, 10, 11, 12, 16, 18, 25, 26 and any provision hereof, which, by its context is intended to survive the termination or expiration hereof, shall also survive. Additionally, any obligation to hold harmless and indemnify a Party hereunder shall survive the termination or expiration of this Agreement.

18.   Indemnification

      Customer shall protect, defend, hold harmless, and indemnify Qwest from and against any claims, actions, damages, liabilities, costs, judgments or expenses (including attorney fees) arising out of (i) the resale or reselling of the Service, including but not limited to the provision or termination of service by Customer to End Users and any failure to provide service; (ii) any breach by Customer of any warranty, representation, obligation or covenant hereunder; (iii) and any instance of an unauthorized PIC change commonly referred to as "slamming" or failure to obtain a properly executed LOA as required by Section 14(B) herein.

19.   Cancellation, Blocking and Disconnect of Service

      Without affecting Customer's minimum usage or other obligations herein, Customer may cancel, disconnect, or terminate a portion of the Service when Customer's End User has provided a new PIC authorization to another carrier. Customer shall be financially responsible for Service provided under this Agreement until such time that the new PIC change is implemented. In the event Customer requests that an ANI be blocked from Qwest Services, Customer must certify that the request for blocking is due to an End User account being past due and delinquent and the End User has been properly notified.

20.   Nondisclosure

      Neither Party shall disclose to any third Party during the term of this Agreement and during the two (2) year period immediately following termination of this Agreement, any of the terms and conditions set forth in this Agreement unless disclosure is required by any state or federal governmental agency, otherwise required to be disclosed by law, or is necessary in any proceeding establishing rights or obligations under this Agreement. Each Party reserves the right to terminate this Agreement, upon written notification, of any disclosure prohibited hereunder.

21.   Non-Bell Usage Surcharge

      Customer will originate at least [*] of Customer's total usage of the Service in a tandem owned and operated by a Regional Bell Operating Company (RBOC) and subject to such RBOC's tariffed access charges. Qwest will apply a surcharge of [*] per minute of use to the number of minutes by which Non-RBOC originations exceed [*] of Customer's total usage of the Service.

22.   Amendments

      The Agreement, together with all Exhibits, represents the entire understanding of the Parties as it pertains to the subject matter herein. Any and all prior offers, agreements, representations and understandings, whether oral or written, shall be superseded by this Agreement. Exclusive of any Tariff modifications initiated by Qwest, once this Agreement has been fully executed, any

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      amendment hereto must be made in writing and signed by authorized representatives of both Parties.

23.   Waiver

      Qwest's failure to insist upon or enforce strict performance of any provision of this Agreement shall not be construed as a waiver of any provision or right. Neither the waiver by either of the Parties hereto of a breach or a default under any provisions of this Agreement, nor the failure of either of the Parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any of such provisions, right, or privileges hereunder. Neither the course of conduct between Parties nor trade practice shall act to modify any provision of this Agreement.

24.   Notice

      Except when actual receipt is expressly required by the terms hereof, all notices, demands, requests, elections or other communications herein provided to be given or which may be given by one Party to another Party shall be made in writing and is considered given either (i) when delivered by facsimile service to the phone number listed below with duplicate notification sent via regular U.S. Mail or overnight delivery and; (ii) when delivered in person to the recipient named below; or (iii) after deposit in the United States mail in a sealed envelope or container, either registered or certified mail, return receipt requested, postage prepaid; or (iv) the day after delivery to the courier if sent via overnight courier service, addressed by name and address to the Party or person intended as follows:

             To Customer:     Shared Communications Services, Inc.
                              3723 Fairview Industrial Drive, S.E.
                              Salem, Oregon 97302
                              Facsimile #: (503) 316-4467
                              Attention: Mr. Lance Stapleton, Vice, President

             To Qwest:        General Counsel
                              Qwest Communications Corporation
                              4250 North Fairfax Drive
                              Arlington, VA 22203
                              Facsimile #: (703) 363-3750

      Any Party may at any time change its address or facsimile number for notification purposes by giving the other Party prior written notice as provided in this Section by setting forth the new address and the date on which it will become effective. Either Party may require, by prior written notice given at any time or from time to time, subsequent notices to be given to another individual person, whether a Party or an officer or representative, or to a different address, or both; provided, however, that a P.O. Box shall not be considered to be an address for purposes of this Agreement.

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25.   SEVERABILITY

      In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Further, in the event that any provision of this Agreement shall be held to be invalid, illegal or unenforceable by virtue of its scope or period of time, but may be made enforceable by a limitation thereof, such provision shall be deemed to be amended to the minimum extent necessary to render it valid, legal and enforceable or in the alternative both Parties shall negotiate in good faith to substitute for such invalid, illegal, or unenforceable provision a mutually acceptable provision that is consistent with the original intent of the Parties. The remainder of the provisions shall remain in full force and effect.

26.   ARBITRATION OF DISPUTES

      (A) Any dispute arising out of this Agreement relating to Qwest invoices or balances owed by Customer to Qwest for Services rendered, which cannot be resolved between the Parties, shall be settled by binding arbitration at the office of the American Arbitration Association ("AAA") located in Washington, D.C. or Denver, Colorado, at the choice of the Party initiating the arbitration. The arbitration shall be held in accordance with the commercial Arbitration Rules of the American Arbitration Association ("AAA Rules"), as amended by this Agreement. Neither Party may seek injunctive relief of any kind prior to the confirmation of an arbitration award.

      (B) Either Qwest or the Customer may initiate arbitration by providing written demand for arbitration, a copy of this Agreement and the administrative fee required by the AAA Rules to the AAA, 1150 Connecticut Avenue, 6TH Floor, Washington, DC 20036-4104. A copy of the notice shall also be provided to the other Party. The remaining cost of the arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the Parties unless the arbitration award provides otherwise. Each Party shall bear the cost of preparing and presenting its case.

      (C) One Arbitrator shall be appointed in accordance with the AAA Rules within sixty (60) days of the submission of the demand for arbitration, unless both Parties otherwise agree in writing. The Arbitrator shall designate the time and place in the Washington, DC area for the hearing within thirty (30) days of his or her appointment. Qwest and the Customer agree that the Arbitrator's authority to grant relief shall be subject to the provisions of this Agreement, the United States Arbitration Act, ("USAA"), the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes, Qwest/LCI Tariffs, substantive law, and the Communications Act of 1934, as amended. The Arbitrator shall not be able to award, nor shall any Party be entitled to receive punitive, incidental, consequential, exemplary, reliance or special damages, including damages for lost profits. The Arbitrator's decision shall follow the plain meaning of the relevant documents, and shall be final, binding, and enforceable in a court of competent jurisdiction. The decision of the Arbitrator is appealable only for mistakes of law.

      (D) Customer agrees to place One Hundred Per Cent (100%) of any invoiced sums it disputes into an interest-bearing escrow account pending completion of the arbitration. Qwest and the Customer agree to undertake all reasonable steps to expedite the arbitration process.

                        QWEST CONFIDENTIAL AND PRIVILEGED

                          SWITCHLESS RESELLER AGREEMENT

      (E) Any dispute not outlined in Section 26(A) and arising out of or related to this Agreement regardless of the form of action whether in contract, indemnity, warranty, strict liability, or tort, including negligence of any kind with regard to Qwest Services or other conduct under this Agreement may be subject to arbitration upon the written consent of both Parties.

27.   HEADINGS

      The headings of sections and subsections used in this Agreement are for convenience only and are not part of is operative language. They shall not be used to affect the construction of any provisions hereof.

28.   THIRD-PARTIES

      The representations, warranties, covenants and agreements of the Parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, any person or entity not a Party hereto.

29.   ATTACHMENTS AND EXHIBITS

      All Attachments and Exhibits annexed to this Agreement are expressly made a part of this Agreement as fully as though completely set forth in it. All references to this Agreement shall be deemed to refer to and include this Agreement and all such Attachments and Exhibits.

30.   CUSTOMER AUTHORIZATION

      Customer represents that the person executing this Agreement has been duly authorized by Customer to execute and bind Customer to the terms and conditions contained herein. Customer, with full knowledge of all terms and conditions herein, does hereby warrant and represent that the execution, delivery, and performance of this Agreement are within Customer's corporate and/or partnership powers, have been duly authorized, and are not in conflict with law or the terms of any charter or bylaw or any agreement to which Customer is a Party or by which it is bound or affected.

      IN WITNESS WHEREOF, an authorized representative of each Party has executed this Agreement effective as of the date of execution by Qwest as set forth below.

QWEST COMMUNICATIONS CORPORATION        SHARED COMMUNICATIONS SERVICES, INC.

By:   /s/ JOHN G. MUSCI                 By:    /s/ JEFF RAINES
      -----------------------------            ---------------------------------
Date: 12/31/98                          Date:  12-17-98
      -----------------------------            ---------------------------------

John G. Musci
Senior Vice President

                        QWEST CONFIDENTIAL AND PRIVILEGED

                                   EXHIBIT A1
                       REQWEST SWITCHLESS RESELLER SERVICE
                     SWITCHLESS RESELLER SERVICES AGREEMENT

GENERAL

Interstate rates are per state and are for state-wide calling. The applicable continental US Interstate rate is determined based upon the originating state of an outbound call or based upon the terminating state of a toll-free inbound call. Intrastate rates are per State and are for Statewide termination. Domestic rates shown in the ReQwest Interstate and Intrastate Rate Exhibits are shown in terms of full minutes and are billed in [*] increments.

International rates are per country and are for country-code wide termination. International rates shown in the ReQwest International Rate Exhibit, with the exception of Mexican rates, are shown in terms of a rate per minute and are billed in [*] increments, with an initial [*] increment. Mexican calls are billed in [*] increments. Directory Assistance calls are billed [*].

Calling Card rate billing increments vary by originating and terminating points of the call and are listed in the Calling Card rate exhibit.

Rates shown in the ReQwest Rate Exhibits are Base Rates. Discounts, if any, pursuant to the below Discounts Section and Discount Schedule.

Qwest reserves the right to charge excessive quantities (ie. [*] of Customer's total calls) of short duration calls (i.e. calls under [*] in length) a minimum of [*] per answered call.

ROUNDING

Currently, the ReQwest Switchless Reseller Service utilizes "bulk rounding". For the purposes of this agreement, bulk rounding is defined as carrying over the 3rd and 4th place amounts of a call charge to the next call, and continuing to do so until one full cent ($.01) is accrued. When this has occurred, the cent is applied to the next call. In addition, the ReQwest Switchless Reseller Service employs [*], which means that all calls are rounded [*], as opposed to [*] (e.g. initial and incremental).

TOLL FREE SERVICES PORTABILITY

Qwest will provide toll free inbound services to End Users desiring to keep their current toll free number and under the following condition:

      - The End User signs a Letter of Agency designating Qwest as the Responsible Organization for the toll free number

Qwest will train the Customer on the proper procedures and documentation required for toll free portability.

Qwest will provide to Reseller Responsible Organization Service and will charge the following rates:

            Monthly Recurring Charge(s)

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[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.



                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT A1
                       REQWEST SWITCHLESS RESELLER SERVICE
                     SWITCHLESS RESELLER SERVICES AGREEMENT

            Number Storage Charge:            [*] per toll free number
            Search/Reservation:               No Charge
            SMS Data Base Administration:     No Charge

PICC, PAYPHONE COMPENSATION, AND OTHER REGULATORY REFORM
RELATED SURCHARGES

As a result of regulatory reform, certain government subsidies and other government-imposed charges previously collected through local exchange access usage rates are assessed directly upon interexchange carriers on a per-line or per-call basis. The following flat rate charges may apply to Customer's total charges as a result, and Customer agrees to be responsible for paying for such fees. These charges will be itemized on the customer's bill and are in addition to the rates for services, described in the Rates and Discounts portion of Exhibit A.

- Payphone Compensation Surcharge: [*] per payphone originated, completed call will be assessed

- PICC (Primary Interexchange Carrier Charge): A fee per line presubscribed to Qwest/LCI that may vary as follows, depending upon line type. These charges are subject to change.

      -     [*] for each Single Line Business and Primary Residential line.

      -     [*] for each Subsequent Residential line.

      -     [*] for each Multi-Line Business line.

PROJECT ACCOUNT CODES (PAC)

Qwest will provide Project Account Codes for use with Outbound and toll free inbound services to Customer at the following rates:

            -     Outbound PAC (charges are per account):

                    Non-Verified PAC set up:                              [*]
                    Verified PAC set up:                                  [*]
                    Non-Verified PAC Monthly Recurring Charges:           [*]
                    Verified PAC Monthly Recurring Charges:               [*]

            -     Toll Free PAC (charges are per toll free number):

                    Non-Verified PAC set up:                              [*]
                    Verified PAC set up:                                  [*]
                    Non-Verified PAC Monthly Recurring Charges:           [*]
                    Verified PAC Monthly Recurring Charges:               [*]

Customer agrees to be responsible for such charges and to pay for such charges within thirty (30) calendar days of Qwest's invoice setting forth such charges.

CALLING CARD SERVICES

Qwest Reseller Calling Card Service offers domestic-to-domestic, domestic-to-international and international origination calling card service from certain countries with the use of a fourteen digit authorization code, consisting of 10 digits plus a 4 digit PIN. Customer shall request the provision, and Qwest shall provide, the Reseller Calling Card Service, through and in accordance with the completion and submission of Qwest's Calling Card Order Form and order procedures in effect, as may be changed from time to time.

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.



                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT A1
                       REQWEST SWITCHLESS RESELLER SERVICE
                     SWITCHLESS RESELLER SERVICES AGREEMENT

Qwest's Calling Card Service offers two options with respect to the branding of the platform:

-     Generic Calling Card Option, and

-     Private-Labeled Calling Card Option.

The Generic Calling Card offers no branding on the platform or in the branding of Operator Services calls. The Private Labeled version of Qwest's Calling Card Service offers branding in the Customer's name for the greeting and closing platform scripts; the request of a Toll Free access number to the platform; branding of the Operator Services greeting in the Customer's name; and routing of customer service calls to the Customer's own customer service center.

For both Calling Card Service options, the customer is responsible for all calling card production, fulfillment, billing, collections, tariffing and fraudulent use.

CUSTOMIZED GREETING AND CLOSING MESSAGES WITH PRIVATE-LABELED CALLING CARD SERVICES

On the Private-Labeled Calling Card, the Customer will provide to Qwest a requested branded message for platform greeting and closing. These branded messages must be sent to Qwest's Account Management group on a diskette containing the two pre-recorded customized .wav files. The wav. files must meet the following specifications:

-     22,500 Hz, 16-bit Mono

-     greeting and closing message should be saved as two different files

-     submitted to Qwest on a 3.5" diskette

-     leading and trailing noise must be removed

- One (1) second of silence is required in front of the message and one (1) second of silence after the message is required to allow for message queuing on the 8XX recording.

Qwest reserves the right to approve or reject Customer greeting and closing messages that are to be placed on the platform.

CUSTOMER SERVICE CALL ROUTING WITH PRIVATE-LABELED CALLING CARD SERVICES

On the Private-Labeled Calling Card, Qwest will provide customer service routing to the Customer's Customer service line for calls originating in the Continental United States. The customer will be required to provide Qwest with the customer service routing number on the Calling Card Order Form. Three consecutive mistakes in number dialing will cause calls to be forwarded to Customer's Customer Service.

OPERATOR SERVICES BRANDING WITH PRIVATE-LABELED CALLING CARD SERVICES

On the Private-Labeled Calling Card, Customers may opt to customize its operator services greeting for domestic-originated calling. Greeting content should be provided by the customer by filling out the appropriate section the Private Label Travel Card Order Form. Qwest reserves the


                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT A1
                       REQWEST SWITCHLESS RESELLER SERVICE
                     SWITCHLESS RESELLER SERVICES AGREEMENT

right to approve or reject these greetings prior to submission. Dialing "0" or 15 seconds of dialing unresponsiveness by the card user will cause a call to be forwarded to operator services.

CALLING CARD SERVICE CHARGES

CALLING CARD NONRECURRING CHARGES

The Customer will pay a platform implementation fee of [*] per Access Number associated with the Private Labeled Calling Card option to Qwest in accordance with the agreed-upon payment terms and conditions set forth in the Agreement and the Calling Card Order Form. This charge shall be credited to subsequent Customer's invoices from Qwest once Qwest collects payment of Customer's Travel Card Usage per Access Number billing which exceeds [*].

Customer shall pay to Qwest a nonrefundable service fee of [*] for each Customer-initiated scripting, greeting or routing change per Access Number after Qwest's initial set-up of the Customer Calling Card platform.

CALLING CARD OPERATOR SERVICES SURCHARGE

A [*] per call surcharge will be applied to any call that is forwarded to Operator Services from the calling card platform for all calls originating in the Continental United States. This charge will be assessed in addition to metered charges incurred by the call.

INSTALLATION AND MONTHLY CHARGES FOR DEDICATED ACCESS SERVICES

Installation and Monthly Charges associated with dedicated access services will be billed to Customer, and Customer agrees to pay within thirty (30) calendar days of the date of Qwest's invoice. These charges include those associated with local loops, CSU/DSU, channel card, T-1 centrex cards and any other equipment or services provided by Qwest in order to install, test and maintain dedicated access lines. Monthly Recurring Charges will be those normally charged to Customer unless otherwise negotiated by Qwest and customer. Installation charges will be on an individual case basis.

[*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT A1
                       REQWEST SWITCHLESS RESELLER SERVICE
                     SWITCHLESS RESELLER SERVICES AGREEMENT


[*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT A1
                       REQWEST SWITCHLESS RESELLER SERVICE
                     SWITCHLESS RESELLER SERVICES AGREEMENT


[*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                       QWEST CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT A1
                       REQWEST SWITCHLESS RESELLER SERVICE
                     SWITCHLESS RESELLER SERVICES AGREEMENT

[*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                       QWEST CONFIDENTIAL AND PROPRIETARY

                                                   Switchless Reseller Agreement
                                                                       Exhibit A
                                                              Services and Rates

                            [LCI INTERNATIONAL LOGO]

[*]



--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                             COMPEER A Agreement
                                                                       Exhibit A
                                                              Services and Rates

                            [LCI INTERNATIONAL LOGO]

                              SWITCHLESS RESELLER
                          COMMERCIAL INTERSTATE RATES


                           SWITCHED                   DEDICATED
                      Outbound & Inbound         Outbound & Inbound
                          Base Price                Base Price
                    ---------------------      ------------------------
                      Day         Non-Day        Day            Non-Day
                    -------       -------      -------          -------
Continental U.S.    [*]           [*]          [*]              [*]

                                  SWITCHED                             DEDICATED
                    -----------------------------------  ------------------------------------
                        Outbound*         Inbound**          Outbound*          Inbound**
                        Base Price        Base Price         Base Price         Base Price
                    -----------------  ----------------  -----------------   ----------------
                      Day     Non-Day    Day    Non-Day    Day     Non-Day     Day    Non-Day
                    -------   -------  -------  -------  -------   -------   -------  -------
Alaska & Hawaii     [*]       [*]      [*]      [*]      [*]       [*]       [*]       [*]
Puerto Rico         [*]       [*]      [*]      [*]      [*]       [*]       [*]       [*]
US Virgin Islands   [*]       [*]      [*]      [*]      [*]       [*]       [*]       [*]

                           *from the Continental U.S.
                           **to the Continental U.S.
                            Billing Increments: [*]
                 Minimum Average time Requirement per call: [*]
       Interstate usage contributes to the Voice and Data Discount Level
                   Interstate usage receives Voice Discounts

                               SWITCHLESS RESELLER
                     COMMERCIAL DIRECTORY ASSISTANCE RATES

                             Interstate calls: [*]
                             Intrastate calls: [*]

          Directory Assistance rates are effective for all Time Periods Directory Assistance rates neither contribute to or receive discounts


-----------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                               COMPEER Agreement
                                                                       Exhibit A
                                                              Services and Rates

                            [LCI INTERNATIONAL LOGO]

                              SWITCHLESS RESELLER
                          COMMERCIAL INTRASTATE RATES

                                SWITCHED                    DEDICATED
                           Outbound & Inbound           Outbound & Inbound
                              Base Price                    Base Price
                         ---------------------        -----------------------
State                      Day         Non-Day          Day           Non-Day
-----                    -------       -------        -------         -------
Alaska                   [*]           [*]            [*]             [*]
Alabama                  [*]           [*]            [*]             [*]
Arkansas                 [*]           [*]            [*]             [*]
Arizona                  [*]           [*]            [*]             [*]
California               [*]           [*]            [*]             [*]
Colorado                 [*]           [*]            [*]             [*]
Connecticut              [*]           [*]            [*]             [*]
Delaware                 [*]           [*]            [*]             [*]
Florida                  [*]           [*]            [*]             [*]
Georgia                  [*]           [*]            [*]             [*]
Hawaii                   [*]           [*]            [*]             [*]
Iowa                     [*]           [*]            [*]             [*]
Idaho                    [*]           [*]            [*]             [*]
Illinois                 [*]           [*]            [*]             [*]
Indiana                  [*]           [*]            [*]             [*]
Kansas                   [*]           [*]            [*]             [*]
Kentucky                 [*]           [*]            [*]             [*]
Louisiana                [*]           [*]            [*]             [*]
Massachusetts            [*]           [*]            [*]             [*]
Maryland                 [*]           [*]            [*]             [*]
Maine                    [*]           [*]            [*]             [*]
Michigan                 [*]           [*]            [*]             [*]
Minnesota                [*]           [*]            [*]             [*]
Missouri                 [*]           [*]            [*]             [*]
Mississippi              [*]           [*]            [*]             [*]
Montana                  [*]           [*]            [*]             [*]
North Carolina           [*]           [*]            [*]             [*]
North Dakota             [*]           [*]            [*]             [*]
Nebraska                 [*]           [*]            [*]             [*]
New Hampshire            [*]           [*]            [*]             [*]
New Jersey               [*]           [*]            [*]             [*]
New Mexico               [*]           [*]            [*]             [*]
Nevada                   [*]           [*]            [*]             [*]
New York                 [*]           [*]            [*]             [*]
Ohio                     [*]           [*]            [*]             [*]
Oklahoma                 [*]           [*]            [*]             [*]
Oregon                   [*]           [*]            [*]             [*]
Pennsylvania             [*]           [*]            [*]             [*]
Rhode Island             [*]           [*]            [*]             [*]
South Carolina           [*]           [*]            [*]             [*]
South Dakota             [*]           [*]            [*]             [*]
Tennessee                [*]           [*]            [*]             [*]
Texas                    [*]           [*]            [*]             [*]
Utah                     [*]           [*]            [*]             [*]
Virginia                 [*]           [*]            [*]             [*]
Vermont                  [*]           [*]            [*]             [*]
Washington               [*]           [*]            [*]             [*]
Wisconsin                [*]           [*]            [*]             [*]
West Virginia            [*]           [*]            [*]             [*]
Wyoming                  [*]           [*]            [*]             [*]

                             Billing Increment: [*]
          (N/A) Not currently authorized to provide Intrastate service
                 Minimum Average Time Requirement per call: [*]
       Intrastate usage contributes to the Voice and Data Discount Level;
                         but does not receive Discounts

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                 International

                            [LCI INTERNATIONAL LOGO]

                               SWITCHLESS RESELLER
                         COMMERCIAL INTERNATIONAL RATES

                                                                  SWITCHED               DEDICATED
                                              Country             Outbound               Outbound
Country                                         Code                Rate                   Rate
-------                                       -------             --------               ---------
Afghanistan                                       93
Albania                                          355              [*]                      [*]
Algeria                                          213              [*]                      [*]
American Samoa                                   684              [*]                      [*]
Andorra                                          376              [*]                      [*]
Angola                                           244              [*]                      [*]
Anguilla                                         809              [*]                      [*]
Antarctica (CASEY & SCOTT)                       672              [*]                      [*]
Antigua                                          809              [*]                      [*]
Argentina                                         54              [*]                      [*]
Armenia                                          374              [*]                      [*]
Aruba                                            297              [*]                      [*]
Ascension Island                                 247              [*]                      [*]
Australia                                         61              [*]                      [*]
Austria                                           43              [*]                      [*]
Azerbaijan                                       994              [*]                      [*]
Azores                                           992              [*]                      [*]
Bahamas                                          809              [*]                      [*]
Bahrain                                          973              [*]                      [*]
Bangladesh, People's Republic of                 880              [*]                      [*]
Barbados                                         809              [*]                      [*]
Belarus                                          375              [*]                      [*]
Belgium                                           32              [*]                      [*]
Belize                                           501              [*]                      [*]
Benin, People's Republic of                      229              [*]                      [*]
Bermuda                                          809              [*]                      [*]
Bhutan                                           975              [*]                      [*]
Bolivia                                          591              [*]                      [*]
Bosnia & Herzegovina, Republic of                387              [*]                      [*]
Botswana                                         267              [*]                      [*]
Brazil                                            55              [*]                      [*]
British Virgin Islands                           809              [*]                      [*]
Brunei                                           673              [*]                      [*]
Bulgaria                                         359              [*]                      [*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                 International

Burkina Faso                                    226               [*]                     [*]
Burundi                                         257               [*]                     [*]
Cambodia                                        855               [*]                     [*]
Cameroon, United Republic of                    237               [*]                     [*]
Cape Verde Islands                              238               [*]                     [*]
Cayman Islands                                  809               [*]                     [*]
Central African Republic                        236               [*]                     [*]
Chad                                            235               [*]                     [*]
Chile                                            56               [*]                     [*]
China, People's Republic of                      86               [*]                     [*]
Christmas & Cocos Islands                       672               [*]                     [*]
Colombia                                         57               [*]                     [*]
Comoros, Federal Islamic Republic               269               [*]                     [*]
Congo, Republic of                              242               [*]                     [*]
Cook Islands                                    682               [*]                     [*]
Costa Rica                                      506               [*]                     [*]
Croatia, Republic of                            385               [*]                     [*]
Cuba                                             53               [*]                     [*]
Cyprus                                          357               [*]                     [*]
Czech Republic                                 42/420             [*]                     [*]
Denmark                                          45               [*]                     [*]
Diego Garcia                                    246               [*]                     [*]
Djibouti, Republic of                           253               [*]                     [*]
Dominica                                        809               [*]                     [*]
Dominican Republic                              809               [*]                     [*]
Ecuador                                         593               [*]                     [*]
Egypt, Arab Republic of                          20               [*]                     [*]
El Salvador                                     503               [*]                     [*]
Equatorial Guinea, Republic of                  240               [*]                     [*]
Eritrea                                         291               [*]                     [*]
Estonia                                         372               [*]                     [*]
Ethiopia                                        251               [*]                     [*]
Faeroe Islands                                  298               [*]                     [*]
Falkland Islands                                500               [*]                     [*]
Fiji Islands                                    679               [*]                     [*]
Finland                                         358               [*]                     [*]
France                                           33               [*]                     [*]
French Antilles (includes Martinique)           596               [*]                     [*]
French Guiana                                   594               [*]                     [*]
French Polynesia                                689               [*]                     [*]
Gabon Republic                                  241               [*]                     [*]
Gambia                                          220               [*]                     [*]
Georgia                                         995               [*]                     [*]
Germany, Fed Republic of                         49               [*]                     [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                 International

Ghana                                           233               [*]                     [*]
Gibraltar                                       350               [*]                     [*]
Greece                                           30               [*]                     [*]
Greenland                                       299               [*]                     [*]
Grenada                                         809               [*]                     [*]
Guadeloupe                                      590               [*]                     [*]
Guam                                            671               [*]                     [*]
Guantanamo Bay                                 5399               [*]                     [*]
Guatemala                                       502               [*]                     [*]
Guinea, Peoples Rev. Rep.                       224               [*]                     [*]
Guinea-Bissau                                   245               [*]                     [*]
Guyana                                          592               [*]                     [*]
Haiti                                           509               [*]                     [*]
Honduras                                        504               [*]                     [*]
Hong Kong                                       852               [*]                     [*]
Hungary                                          36               [*]                     [*]
Iceland                                         354               [*]                     [*]
India                                            91               [*]                     [*]
Indonesia                                        62               [*]                     [*]
INMARSAT - Atlantic Ocean East                  871               [*]                     [*]
INMARSAT - Atlantic Ocean West                  874               [*]                     [*]
INMARSAT - Indian Ocean                         873               [*]                     [*]
INMARSAT - Pacific Ocean                        872               [*]                     [*]
Iran                                             98               [*]                     [*]
Iraq                                            964               [*]                     [*]
Ireland, Republic of                            353               [*]                     [*]
Israel                                          972               [*]                     [*]
Italy                                            39               [*]                     [*]
Ivory Coast, Republic of                        225               [*]                     [*]
Jamaica                                         809               [*]                     [*]
Japan                                            81               [*]                     [*]
Jordan                                          962               [*]                     [*]
Kazakhstan                                        7               [*]                     [*]
Kenya, Republic of                              254               [*]                     [*]
Kiribati                                        686               [*]                     [*]
Korea, Dem. People's Rep of (North)             850               [*]                     [*]
Korea, Republic of (South)                       82               [*]                     [*]
Kuwait                                          965               [*]                     [*]
Kyrgyzstan/ Krygyz Republic                      7                [*]                     [*]
Laos                                            856               [*]                     [*]
Latvia                                          371               [*]                     [*]
Lebanon                                         961               [*]                     [*]
Lesotho                                         266               [*]                     [*]
Liberia                                         231               [*]                     [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                 International

Libyan Arab Peoples Socialist Jamah             218               [*]                     [*]
Liechtenstein                                    41               [*]                     [*]
Lithuania                                       370               [*]                     [*]
Luxembourg                                      352               [*]                     [*]
Macau                                           853               [*]                     [*]
Macedonia, The Former Yugoslav Republic         389               [*]                     [*]
Madagascar, Democratic Republic of              261               [*]                     [*]
Malawi                                          265               [*]                     [*]
Malaysia                                         60               [*]                     [*]
Maldives, Republic of                           960               [*]                     [*]
Mali Republic                                   223               [*]                     [*]
Malta                                           356               [*]                     [*]
Marshall Islands                                692               [*]                     [*]
Mauritania, Islamic Republic of                 222               [*]                     [*]
Mauritius                                       230               [*]                     [*]
Mayotte Island (MOU) combined with              269               [*]                     [*]
Micronesia, Federal States of                   691               [*]                     [*]
Moldova                                         373               [*]                     [*]
Monaco                                          377               [*]                     [*]
Mongolian People's Republic                     976               [*]                     [*]
Montserrat                                      809               [*]                     [*]
Morocco                                         212               [*]                     [*]
Mozambique                                      258               [*]                     [*]
Myanmar (Formerly Burma)                         95               [*]                     [*]
Nakhodka                                          7               [*]                     [*]
Namibia                                         264               [*]                     [*]
Nauru                                           674               [*]                     [*]
Nepal                                           977               [*]                     [*]
Netherlands                                      31               [*]                     [*]
Netherlands Antilles                            599               [*]                     [*]
Nevis                                           809               [*]                     [*]
New Caledonia                                   687               [*]                     [*]
New Zealand                                      64               [*]                     [*]
Nicaragua                                       505               [*]                     [*]
Niger Republic                                  227               [*]                     [*]
Nigeria, Federal Republic of                    234               [*]                     [*]
Niue                                            683               [*]                     [*]
Norfolk Island                                  672               [*]                     [*]
Northern Mariana Islands (including             670               [*]                     [*]
Norway                                           47               [*]                     [*]
Oman                                            968               [*]                     [*]
Pakistan                                         92               [*]                     [*]
Palau, Republic of                              680               [*]                     [*]
Panama, Republic of                             507               [*]                     [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                 International

Papua New Guinea                                675               [*]                    [*]
Paraguay                                        595               [*]                    [*]
Peru                                             51               [*]                    [*]
Philippines                                      63               [*]                    [*]
Poland, Republic of                              48               [*]                    [*]
Portugal                                        351               [*]                    [*]
Qatar                                           974               [*]                    [*]
Reunion Island                                  262               [*]                    [*]
Romania, Socialist Republic of                   40               [*]                    [*]
Russian Federation                                7               [*]                    [*]
Rwanda                                          250               [*]                    [*]
Sakhalin                                          7               [*]                    [*]
San Marino                                      378               [*]                    [*]
Sao Tome                                        239               [*]                    [*]
Saudi Arabia                                    966               [*]                    [*]
Senegal Republic                                221               [*]                    [*]
Seychelles Islands                              248               [*]                    [*]
Sierra Leone                                    232               [*]                    [*]
Singapore, Republic of                           65               [*]                    [*]
Slovakia                                     42/421               [*]                    [*]
Slovenia, Republic of                           386               [*]                    [*]
Solomon Islands                                 677               [*]                    [*]
Somalia                                         252               [*]                    [*]
South Africa, Republic of                        27               [*]                    [*]
Spain                                            34               [*]                    [*]
Sri Lanka, Democratic Socialist Rep              94               [*]                    [*]
St. Helena                                      290               [*]                    [*]
St. Kitts                                       809               [*]                    [*]
St. Lucia                                       809               [*]                    [*]
St. Pierre/Miquelon                             508               [*]                    [*]
St. Vincent/Grenadines                          809               [*]                    [*]
Sudan                                           249               [*]                    [*]
Suriname, Republic of                           597               [*]                    [*]
Swaziland                                       268               [*]                    [*]
Sweden                                           46               [*]                    [*]
Switzerland                                      41               [*]                    [*]
Syrian Arab Republic                            963               [*]                    [*]
Taiwan, Republic of China                       886               [*]                    [*]
Tajikistan                                        7               [*]                    [*]
Tanzania                                        255               [*]                    [*]
Thailand                                         66               [*]                    [*]
Togo, Republic of                               228               [*]                    [*]
Tokelau                                         690               [*]                    [*]
Tonga Islands                                   676               [*]                    [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                 International

Trinidad & Tobago, Democratic Rep           809/868               [*]                    [*]
Tunisia                                         216               [*]                    [*]
Turkey                                           90               [*]                    [*]
Turkmenistan                                      7               [*]                    [*]
Turks & Caicos                                  809               [*]                    [*]
Tuvalu                                          688               [*]                    [*]
Uganda                                          256               [*]                    [*]
Ukraine                                         380               [*]                    [*]
United Arab Emirates                            971               [*]                    [*]
United Kingdom                                   44               [*]                    [*]
Uruguay                                         598               [*]                    [*]
Uzbekistan                                        7               [*]                    [*]
Vanuatu, Republic of                            678               [*]                    [*]
Vatican City                                     39               [*]                    [*]
Venezuela                                        58               [*]                    [*]
Vietnam                                          84               [*]                    [*]
Wallis & Futuna Islands                         681               [*]                    [*]
Western Samoa                                   685               [*]                    [*]
Yemen Arab Republic                             967               [*]                    [*]
Yemen Democratic Republic                       969               [*]                    [*]
Yugoslavia, Federal Republic of (inc            381               [*]                    [*]
Zaire, Republic of                              243               [*]                    [*]
Zambia                                          260               [*]                    [*]
Zimbabwe                                        263               [*]                    [*]

             International Rates are effective for all Time Periods
                             Billing Increment: [*]
                      International traffic contributes to
                  COMPEER Discounts, but receives no discount


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                               Canada and Mexico

                            [LCI INTERNATIONAL LOGO]


                              SWITCHLESS RESELLER
                           COMMERCIAL CANADIAN RATES

              SWITCHED                             DEDICATED
-----------------------------------  ------------------------------------
     Outbound*         Inbound**         Outbound*          Inbound**
       Rate              Rate              Rate               Rate
-----------------  ----------------  -----------------   ----------------
  Day     Non-Day    Day    Non-Day    Day     Non-Day     Day    Non-Day
-------   -------  -------  -------  -------   -------   -------  -------
[*]        [*]      [*]      [*]      [*]       [*]       [*]       [*]

        Canadian Usage contributes to Discounts; but receives no discount
                        Canadian Billing Increment: [*]
                           *from the Continental U.S.
                            **to the Continental U.S.

                              SWITCHLESS RESELLER
                            COMMERCIAL MEXICAN RATES

                               SWITCHED               DEDICATED
                               Outbound                Outbound
                                 Rate                    Rate
                          ------------------      ------------------
              Rate Area     Day      Non-Day        Day      Non-Day
              ---------   -------    -------      -------    -------
              1            [*]        [*]          [*]        [*]
              2            [*]        [*]          [*]        [*]
              3            [*]        [*]          [*]        [*]
              4            [*]        [*]          [*]        [*]
              5            [*]        [*]          [*]        [*]
              6            [*]        [*]          [*]        [*]
              7            [*]        [*]          [*]        [*]
              8            [*]        [*]          [*]        [*]

                         Mexican Billing Increment: [*]
        Mexican Usage contributes to Discounts; but receives no discount



--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                  Travel Card

                            [LCI INTERNATIONAL LOGO]

                              SWITCHLESS RESELLER
                          COMMERCIAL TRAVEL CARD RATES

                                                              TO
                   ----------------------------------------------------------------------------------------
    FROM            C US              A & H               Can             PR&USVI         IDDD         Mex
   -------         -------           -------            -------           -------         ----        -----
     C US          [*]               [*]                [*]               [*]              (1)         (1)
     A & H         [*]               [*]                [*]               [*]              (1)         (1)
     Can           [*]               [*]                [*]               [*]              (1)         (1)
   PR&USVI         [*]               [*]                [*]               [*]              (1)         (1)
    IDDD             (1)               (1)                (1)               (1)            (1)         (1)
     Mex             (1)               (1)                (1)               (1)            (1)         (1)
     O/A             (1)               (1)                (1)               (1)            (1)         (1)

Note: (1) All calls from and to these areas are priced as per LCI retail tariff.

BILLING
INCREMENTS

                                                                 TO
                -----------------------------------------------------------------------------------------------
                    C US              A & H              Can             PR&USVI         IDDD         Mex
                  Initial/           Initial/          Initial/          Initial/        Initial/     Initial/
    FROM        Incremental/      Incremental/      Incremental/      Incremental/    Incremental/ Incremental/
   -------      ------------      ------------      ------------      ------------    -----------  ------------
     C US      [*]               [*]                [*]               [*]                   (1)         (1)
     A & H     [*]               [*]                [*]               [*]                   (1)         (1)
     Can       [*]               [*]                [*]               [*]                   (1)         (1)
   PR&USVI     [*]               [*]                [*]               [*]                   (1)         (1)
    IDDD             (1)               (1)                (1)               (1)             (1)         (1)
     Mex             {1)               (1)                {1)               (1)             (1)         (1)
     O/A             (1)               (1)                (1)               (1)             (1)         (1)

Note: (1) All calls from and to these areas are priced as per LCI retail tariff.

   Terms:     C US              Continental United States
              A & H             Alaska and Hawaii
              Can               Canada
              PR&USVI           Puerto Rico and United States Virgin Islands
              IDDD              International other than otherwise noted
              Mex               Mexico
              O/A               Operator Assisted Calls

Travel Card traffic contributes to Switchless Reseller Discounts; but receives no discount

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                               Enhanced Toll Free

                            LCI ENHANCED 800 FEATURES

Originating Features                                                                               NRC                MRC

              1) Extended Call Coverage Option 1 - Allows calls to                                  NC                 NC
                 come from Alaska and Hawaii.

              2) Extended Call Coverage Option 2 - Allows calls to come from                        NC                 NC
                 Puerto Rico and US Virgin Islands.

              3) Canadian Origination - Allows calls to come from                                   NC                 NC
                 Canada (choose any or all area codes).

              4) Tailored Call Coverage - Allows the 800 service                                    NC                 NC
                 number to block calls from any number of states or domestic area codes Blocking can be done by state or NPA. Limited to 29 exchanges for NPA-NXX blocking.

Routing Features

              1) Day of Week Routing - Calls to a single 800                                      [*]                [*]
                 number can be routed to different terminating locations based on               (per Order)     (per Arrangement)
                 the day of the week. Divides weeks into three groups of days for routing: Monday - Friday, Saturday, Sunday.

              2) Holiday Routing - Routes calls placed on an 800 number to following              [*]                [*]
                 different terminating locations on any of the                                  (per Order)    (per Arrangement)
                 holidays: New Years Day, Martin Luther King Day, Labor
                 Day, Ash Wednesday, Good Friday, Passover, Easter,
                 Memorial Day, Independence Day, Rosh Hashanah, Columbus Day,
                 Thanksgiving, day after Thanksgiving, Hanukkah, Christmas,
                 Christmas Eve, Yom Kippur.

              3) Time of Day Routing - Routes calls placed on an 800                              [*]                [*]
                 number to different terminating locations based an                             (per Order)     (per Arrangement)
                 any of the following time of day slots: 7:00 - 7:59 am,
                 8:00 - 8:59 am, 9:00 - 11:59 am, 12:00 - 3:59 pm, 4:00 -
                 4:59 pm, 5:00 - - 5:59 pm, 6:00 - 11:50 pm,
                 12:00 midnight - 6:59 am.

              4) Percentage Allocation Routing - Routes calls placed on an                        [*]                [*]
                 800 number to up to 8 different terminating locations                          (per Order)     (per Arrangement)
                 based on whole number percentages that add up to 100
                 percent.

Terminating Features

              1) Direct Termination Overflow - Allows a dedicated                                 [*]                [*]
                 access line customer to control potential congestion of calls                  (per Order)     (per Arrangement)
                 placed on an 800 number by sending overflow calls to
                 another 800 trunk group, WATS access line,
                 dedicated access line, or business line.

              2) Dialed Number Identification - Allows a dedicated                                [*]                [*]
                 access customer to receive calls from multiple 800 numbers                     (per order)     (per Arrangement)
                 on the same terminating trunk group by sending special
                 identification digits along with the 800 call to the
                 customer site. Customer must have proper equipment to receive.

              3) Real Time ANI - Allows a dedicated customer to receive the                       [*]                [*]
                 ANI of the calling party if the call originates from                          (per Trk Grp)      (per Trk Grp)
                 an equal access end office. Currently provided via in-band signalling. Terminating equipment must accept FGD signalling.

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                                     Page 1